UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2014

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-34872 (Commission File Number)	27-2481988 (IRS Employer Identification No.)

2100 Rexford Road, Suite 414 Charlotte, North Carolina (Address of principal executive offices)		28211 (Zip Code)

Registrant’s telephone number, including area code: (704) 496-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2014, at the 2014 Annual Meeting of Stockholders of Campus Crest Communities, Inc. (the “Company”), the stockholders approved an amendment to the Company’s Amended and Restated Equity Incentive Compensation Plan (the “2010 Plan”) to (i) increase the number of shares of common stock reserved for issuance under the 2010 Plan by 2,800,000 shares, (ii) remove the reduction ratio, pursuant to which the grant of each stock award under the 2010 Plan reduced the number of shares available for issuance by two, and (iii) make certain other changes to the 2010 Plan. A description of the 2010 Plan and the amendment is set forth in Proposal 4 contained in the Company’s Definitive Proxy Statement for the 2014 Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2014, as supplemented by the Company’s Supplement to Proxy Statement filed with the SEC on March 27, 2014 (the “2014 Proxy Statement”). The full text of the Amended and Restated Equity Incentive Compensation Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a vote of Security Holders.

On April 21, 2014, the Company held its 2014 Annual Meeting of Stockholders at which (i) directors were elected, (ii) the appointment of KPMG LLP as independent registered public accounting firm for the Company was ratified, (iii) the compensation paid to the Company’s named executive officers was approved in an advisory vote, and (iv) the material terms of, and an amendment to, the 2010 Plan was approved. The proposals are described in detail in the 2014 Proxy Statement. The final results for the voting with respect to each proposal are set forth below.

Election of Directors

The following six directors were duly elected to serve as directors of the Company until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified: Ted W. Rollins, Lauro Gonzalez-Moreno, Richard S. Kahlbaugh, James W. McCaughan, Denis McGlynn and Daniel L. Simmons. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ted W. Rollins	50,848,420	875,229	7,276,814
Lauro Gonzalez-Moreno	50,925,671	797,978	7,276,814
Richard S. Kahlbaugh	37,538,474	14,185,175	7,276,814
James W. McCaughan	50,919,832	803,817	7,276,814
Denis McGlynn	50,389,024	1,334,625	7,276,814
Daniel L. Simmons	50,913,090	810,559	7,276,814

Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2014

The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,906,835	11,048,244	45,384	0

1

Approval (on an advisory, non-binding basis) on Executive Compensation

The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as described in “Executive Officer Compensation — Compensation Discussion and Analysis” and “Executive Officer Compensation Tables” in the Company’s 2014 Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,568,231	13,088,402	67,016	7,276,814

Approval of the material terms of the Company’s Amended and Restated Equity Incentive Compensation Plan, and an amendment to the Company’s Amended and Restated Equity Incentive Compensation Plan to increase the number of shares reserved for issuance thereunder, to remove the reduction ratio included therein and to make certain other changes.

The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,171,074	13,489,489	63,086	7,276,814

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Equity Incentive Compensation Plan, as amended

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

Date: April 23, 2014	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated Equity Incentive Compensation Plan, as amended